Exhibit 10.1

FORBEARANCE AGREEMENT

AND AMENDMENT NO. 3

This Forbearance Agreement and Amendment No. 3 (this “Agreement”) is executed as of the 24th day of September, 2004, by and among BUCA, Inc., a Minnesota corporation (“Borrower”), BUCA Restaurants, Inc., a Minnesota corporation (“BUCA Restaurants”), BUCA Restaurants 2, Inc., a Minnesota corporation (as an original party and as successor by merger to BUCA (Nevada), Inc.) (“BUCA Restaurants 2”), BUCA Restaurants 3, Inc., a Minnesota corporation (“BUCA Restaurants 3”), BUCA Investments, Inc., a Minnesota corporation (“BUCA Investments”), BUCA (Kansas), Inc., a Kansas corporation (“BUCA Kansas”), BUCA Texas Restaurants, L.P., a Texas limited partnership (“BUCA Texas Restaurants”) and BUCA Texas Beverage, Inc., a Texas corporation (“BUCA Texas Beverage” and, together with BUCA Restaurants, BUCA Restaurants 2, BUCA Restaurants 3, BUCA Investments, BUCA Kansas and BUCA Texas Restaurants, collectively, the “Guarantors”, and each individually, a “Guarantor”), Fleet National Bank, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders (defined below), and Fleet National Bank, SunTrust Bank, Wells Fargo Bank, N.A. and U.S. Bank National Association (collectively, the “Lenders”, and each individually, a “Lender”).

RECITALS:

A. The Financing Documents. Borrower owes certain indebtedness to Lenders evidenced by, among other things, (i) that certain Revolving Credit and Term Loan Agreement dated as of September 30, 2002, by and among Borrower, Guarantors, Administrative Agent and Lenders, as amended by (a) that certain Amendment No. 1 dated as of November 4, 2003, and (b) that certain Amendment No. 2 dated as of February 23, 2004 (as amended, the “Credit Agreement”), (ii) those certain Revolving Credit Notes executed by Borrower and payable to the order of the respective Lenders in the aggregate principal amount of $25,000,000, and (iii) those certain Term Notes executed by Borrower and payable to the order of the respective Lenders in an aggregate original principal amount of $25,000,000, and (iv) those certain Letters of Credit issued by Administrative Agent for the account of Borrower or one or more of the Guarantors in the aggregate face amount of $2,942,000, such indebtedness being (1) secured by perfected, first priority liens and security interests granted in favor of Administrative Agent (for the ratable benefit of Lenders) in substantially all of the assets of Borrower and Guarantors pursuant to certain Security Documents executed by Borrower and Guarantors, and (2) unconditionally and irrevocably guaranteed in full by Guarantors on a joint and several basis pursuant to Section 7.2 of the Credit Agreement.

B. Existing Defaults. Borrower and each Guarantor hereby acknowledge that certain Defaults and Events of Default under the Loan Documents have occurred and continue including, without limitation, the failure of Borrower and Guarantors to comply with certain financial covenants under the Credit Agreement. Each Guarantor acknowledges that it is individually liable for the payment and performance of the Obligations.

C. Forbearance Request by Borrower and Guarantors. Borrower and Guarantors (collectively, the “Credit Parties” and individually, a “Credit Party”) have requested that Lenders and Administrative Agent forbear until November 15, 2004, from exercising their rights and remedies arising as a result of such Defaults and Events of Default in order to allow Credit Parties sufficient time to refinance the Loans or restructure their liabilities and business operations. Administrative Agent and each Lender are willing to grant such forbearance subject to the terms and conditions of this Agreement.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement. In addition, the following terms, for the purposes of this Agreement, shall have the following meanings:

(a) “Effective Date” shall mean the date of this Agreement.

(b) “Forbearance Period” shall mean the period commencing on the Effective Date and continuing through and including 5:00 p.m., Boston, Massachusetts time on November 15, 2004, unless earlier terminated pursuant to the terms and provisions of this Agreement, including, without limitation, pursuant to the occurrence of a Termination Event.

(c) “Specified Defaults” shall mean each of the following events of default under the Loan Documents: (1) failure of the Credit Parties to comply with Sections 11.1, 11.3, 11.4 and 11.6 of the Credit Agreement for periods ending prior to or during the Forbearance Period, and (2) any other default, event of default, Default or Event of Default existing as of the Effective Date, but only to the extent arising out of events, circumstances or omissions occurring or existing prior to the Effective Date (including, without limitation, under Section 14.1(p) of the Credit Agreement).

(d) “Termination Event” shall mean the occurrence of any of the following: (1) any representation or warranty made or deemed made by any Credit Party in this Agreement shall be false, misleading or erroneous in any material respect when made or deemed to have been made, (2) any Credit Party shall fail to perform, observe or comply with any covenant, agreement or term contained in this Agreement (other than any such covenant, agreement or term which requires compliance with the provisions of, or which is incorporated by reference from, any of the Loan Documents), (3) any Credit Party shall fail to comply with any provision of this Agreement, or any default by any Credit Party, event of default by any Credit Party, Default, or Event of Default, other than the Specified Defaults, shall occur under any other Loan Document, as, and to the extent, modified hereby, (4) any Credit Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate or other action to authorize any of the foregoing, (5) an involuntary proceeding shall be commenced against any Credit Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or any of its property, or (6) any event or condition shall occur after the Effective Date which (in the reasonable opinion of Administrative Agent) shall have a Material Adverse Effect.

2. Amendment to Credit Agreement. Effective as of the date hereof, the definition of “Convenience Accounts” contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

“Convenience Accounts. All accounts in the name of the Borrower or any of its Subsidiaries which are designated as such on Schedule 8.20 (as the same may be updated from time to time pursuant to § 9.5.5), which Convenience Accounts shall at no time contain individual deposits in excess of $50,000 or deposits in the aggregate in excess of $500,000.”

3. Forbearance by Administrative Agent and Lenders. Subject to the terms of this Agreement and only so long as no Termination Event shall have occurred, Administrative Agent and Lenders hereby agree to forbear until 5:00 p.m., Boston, Massachusetts time, on November 15, 2004, or such earlier date on which a Termination Event occurs, from exercising their rights and remedies arising as a result of the occurrence of the Specified Defaults. Notwithstanding the foregoing, the forbearance granted by Administrative Agent and Lenders pursuant hereto shall not constitute, and shall not be deemed to constitute, a waiver of any of the Specified Defaults or of any other Default or Event of Default under the Loan Documents. On and after 5:00 p.m., Boston Massachusetts time, on November 15, 2004, or such earlier date on which a Termination Event occurs, and except to the extent otherwise provided herein, Administrative Agent’s and each Lender’s agreement hereunder to forbear shall terminate automatically without further act or action by Administrative Agent or any Lender, and Administrative Agent and Lenders shall be entitled to exercise any and all rights and remedies available under the Loan Documents and this Agreement, at law, in equity, or otherwise without any further lapse of time, expiration of applicable grace periods, or requirements of notice, all of which are hereby expressly waived by Borrower and each Guarantor.

4. Applicable Margins. Effective June 27, 2004 through the end of the Forbearance Period, the Applicable Margin for Base Rate Loans shall be 2.50% and for Eurodollar Rate Loans shall be 4.00%, and, so long as no Termination Event has occurred, no default interest shall accrue or be assessed under Section 6.10 of the Credit Agreement. In the event a Termination Event shall occur, interest shall accrue and be payable on all Loans at the applicable rate provided in Section 6.10 of the Credit Agreement. Interest on the Loans shall otherwise be payable at the time and in the manner required under the Credit Agreement.

5. Representations and Warranties. To induce Administrative Agent and each Lender to enter into this Agreement, each Credit Party hereby represents and warrants to Administrative Agent and each Lender that (a) each Credit Party is duly organized, validly existing and in good standing under the laws of the state in which it was organized and formed, and has the corporate or limited partnership power and authority to perform its obligations under this Agreement and other Loan Documents, (b) the execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate or limited partnership action on the part of each Credit Party and do not and will not violate the articles or certificate of incorporation, bylaws, or other governance documents or agreements of any Credit Party, or any other agreement to which any Credit Party is a party, or any law, rule or regulation applicable to any Credit Party, or any order of any court, governmental authority or arbitrator by which any Credit Party or any of its properties are bound, (c) each representation and warranty of any Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof, except (i) for representations and warranties which were expressly made as of a specific date (in which case the applicable Credit Party represents and warrants that such representations and warranties were true and correct on the date when made), (ii) as otherwise disclosed to Administrative Agent in writing prior to the Effective Date and (iii) to the extent of changes resulting from transactions contemplated by or permitted by the terms of the Credit Agreement or other Loan Documents, (d) no Credit Party has any defenses to payment, counterclaim or rights of set-off with respect to the Obligations existing on the date hereof, (e) to the best of each Credit Party’s knowledge, neither a Default nor an Event of Default has occurred which is continuing other than (1) the Events of Default referenced in clause (1) of the definition of “Specified Defaults” and (2) the Event of Default arising under Section 14.1(p) of the Credit Agreement, (f) all material payments due to all taxing authorities with respect to any Collateral are current as of the date hereof except as otherwise disclosed to the Administrative Agent in writing by Borrower and (g) aggregate Capital Expenditures incurred in connection with the development of the Store in Carlsbad, California (the “Carlsbad Store”) do not exceed $2,600,000 as of the date hereof.

6. Covenants. Notwithstanding any provisions to the contrary contained in the Credit Agreement, each Credit Party hereby covenants and agrees that for the purposes of this Agreement, from and after the Effective Date hereof, each Credit Party (as applicable) will perform, observe and comply with each of the following covenants:

(a) Compliance with Loan Documents and this Agreement. Except for Specified Defaults, each Credit Party (as applicable) shall perform, observe and comply with each covenant, agreement and term contained in this Agreement and each of the Loan Documents as, and to the extent, modified hereby.

(b) Refinancing. The Credit Parties shall proceed diligently and in good faith to deliver to Administrative Agent and Lenders no later than September 30, 2004 (the “Proposed Commitment Deadline”) for their review a proposed commitment letter or other exit financing plan in substantially final form from one or more reputable financial institutions setting forth the terms of a refinancing in full of the Obligations (the “Proposed Commitment”). Within three Business Days after Lenders’ receipt of the Proposed Commitment, Administrative Agent on behalf of Required Lenders shall inform the Credit Parties whether the Proposed Commitment is acceptable to the Required Lenders, and, if the Proposed Commitment is unacceptable to Required Lenders, Administrative Agent shall provide the Credit Parties with comments to the Proposed Commitment. Upon receipt of notice from Administrative Agent on behalf of Required Lenders that the Proposed Commitment is acceptable or has been revised to become acceptable in accordance with the comments provided by Administrative Agent, the Credit Parties shall (i) have five Business Days (the “Commitment Deadline”) to deliver to Administrative Agent and the Lenders a signed commitment letter or other exit financing plan from one or more reputable financial institutions (the “Refinancing Commitment”) conforming to the approved Proposed Commitment and setting forth the terms of a refinancing in full of the Obligations (the “Refinancing”), and (ii) consummate the Refinancing no later than November 15, 2004 (the “Refinancing Deadline”). Borrower shall either (A) cause an authorized officer of Borrower to provide a written summary (by electronic mail using the electronic mail addresses set forth on Schedule 1 hereto or otherwise) to the Lenders or (B) participate in a conference call with the Lenders at a regularly scheduled time, on a weekly basis to summarize any actions taken or progress made in connection with a possible Refinancing. Such written summary shall be received by the applicable Lenders (or such conference call shall be conducted with the applicable Lenders) no later than 4:00 p.m. New York time, on the last Business Day of each week.

(c) Financial Consultant. In the event that any of (i) the Proposed Commitment is not provided to Administrative Agent and Lenders on or prior to the Proposed Commitment Deadline, (ii) the Refinancing Commitment is not provided to Administrative Agent and Lenders on or prior to the Commitment Deadline, or (iii) the Refinancing is not consummated on or prior to the Refinancing Deadline, Borrower and Guarantors shall select and engage a financial consultant reasonably acceptable to the Required Lenders, the terms of which engagement shall be reasonably acceptable to the Required Lenders.

(d) Store Opening. Credit Parties shall not purchase, acquire (by exchange or otherwise) or develop any new Store during the Forbearance Period, except that Credit Parties may complete the development of the Carlsbad Store so long as (1) Borrower does not make (or permit any Credit Party to make) Capital Expenditures in excess of $1,000,000 during the Forbearance Period in connection with the completion of development of the Carlsbad Store and (2) Borrower and each other Credit Party are in compliance with Section 11.5.1 of the Credit Agreement. In addition, notwithstanding the limitations contained in Section 11.5.2 of the Credit Agreement or this subsection 6(d), the Credit Parties may spend up to $100,000 to obtain permits, and to prepare and negotiate construction documents, for the Store in Long Beach, California.

(e) Financial Reports and Other Information. Concurrently with its delivery of financial information required under Section 9.4(c) of the Credit Agreement, Borrower shall deliver to each of the Lenders an unaudited consolidated statement of cash flow for the thirteen-week period ending at close of business on the last day of the immediately preceding fiscal month, which shall be (i) prepared consistent with past practices and otherwise reasonably acceptable to Administrative Agent (to the extent not in conflict with GAAP), (ii) prepared in accordance with GAAP (except for the absence of footnote disclosures), and (iii) accompanied by a certification by the principal financial or accounting officer of Borrower that the information contained in such consolidated cash flow statement fairly presents, in all material respects, the consolidated cash flow of Borrower and its Subsidiaries for the period reflected therein (subject to year-end adjustments). Each Credit Party shall continue to comply with each of its other reporting requirements under the Credit Agreement and the other Loan Documents. In addition, each Credit Party agrees to provide Administrative Agent and Lenders with such other information as may be reasonably requested by Administrative Agent and the Lenders from time to time, promptly following such request, including, without limitation, copies of any bank or other financial institution statements; transactional documentation; litigation pleadings, depositions, related documents and transcripts; letters of intent or offers to purchase, lease or license part, all or substantially all of the assets of any Credit Party; and letters of intent or commitments for any capital investment in, loan to, or other financing of, any Credit Party (except to the extent that provision of such information would be prohibited by the terms of any express confidentiality agreement binding on any Credit Party).

7. Other Terms.

(a) Notwithstanding the Specified Defaults and so long as no Termination Event shall have occurred, Borrower may continue to request and obtain Revolving Credit Loans subject to the terms and conditions of the Credit Agreement, as amended hereby, which Revolving Credit Loans may be either Base Rate Loans or Eurodollar Rate Loans.

(b) No act committed or action taken by Administrative Agent or any of the Lenders under this Agreement or the Loan Documents will be used, construed, or deemed to hold any Lender to be in control of any Credit Party, or the governance, management or operations of any Credit Party for any purpose, without limitation, or to be participating in the management of any Credit Party or acting as a “responsible person” or “owner or operator” or a person in “control” with respect to the governance, management or operation of any Credit Party or its business (as such terms, or any similar terms, are used in the Bankruptcy Code, the Internal Revenue Code, or CERCLA, each as may be amended from time to time, or any other federal or state statute, at law, in equity, or otherwise) by virtue of the interests, rights, and remedies granted to or conferred upon the Lenders under this Agreement or the Loan Documents.

8. Closing Deliveries. Unless otherwise provided herein, and as a condition to the effectiveness hereof, Borrower and/or Guarantors (as applicable) shall deliver (or deposit with), or cause the delivery to (or deposit with) Administrative Agent: (a) such certificates of duly authorized officers of each Credit Party, certificates of governmental authorities, certified copies of resolutions of the Board of Directors (or similar governing body) of each Credit Party, and such other documents, instruments and agreements as Administrative Agent or any Lender shall reasonably require to evidence the due authorization, execution and delivery by the Credit Parties of this Agreement and the other documents executed in connection herewith, (b) a forbearance fee in the amount of $50,000 which shall be shared by the Lenders on a pro rata basis, (c) all fees and expenses owing pursuant to Section 10 below which have been invoiced at or prior to the execution and delivery of this Agreement, and (d) any documents and instruments as Administrative Agent, in its sole discretion, deems necessary or desirable to evidence and confirm perfection of its liens and security interests in the Collateral.

9. Post-Closing Obligations. Subsequent to the execution of this Agreement, Credit Parties shall:

(a) use commercially reasonable efforts to obtain, no later than November 5, 2004, Account Agency Agreements (or amendments to existing Agency Account Agreements) in form and substance satisfactory to Administrative Agent covering all Convenience Accounts maintained with depository institutions which have previously executed (or from which the Credit Parties were required to obtain) Agency Account Agreements pursuant to the terms of the Credit Agreement; and

(b) no later than November 5, 2004, provide updates to the perfection certificates that were delivered by Borrower and Guarantors in connection with the closing of the Credit Agreement, each executed by an authorized officer of Borrower or the applicable Guarantor.

10. Expenses. The Credit Parties shall pay promptly on demand, regardless of whether any proceeding to enforce any clause contained in the Credit Agreement or any Loan Document has been commenced, all out-of-pocket expenses incurred by the Administrative Agent and the Lenders in connection with: (a) the negotiation, preparation or administration of this Agreement or the other Loan Documents and the collection of the Obligations and any and all other obligations of the Credit Parties to the Administrative Agent and the Lenders whether now existing or hereafter arising, or (b) the preservation and enforcement of the Administrative Agent’s or any Lender’s rights and remedies in connection with this Agreement or any other Loan Document, including without limitation the fees and expenses of the Administrative Agent’s and Lenders’ attorneys and other professionals. This covenant shall survive payment of the Obligations and termination of this Agreement and the other Loan Documents. The failure of any Credit Party to timely comply with the terms of this Section 10 shall constitute (1) an Event of Default under and for all purposes of the Credit Agreement and the other Loan Documents, and (2) a Termination Event hereunder.

11. Loan Documents/Collateral. Each Credit Party hereby acknowledges, ratifies, reaffirms and agrees that the Notes, the Credit Agreement and each of the other Loan Documents, as modified hereby, and the first priority, perfected liens and security interests created thereby in favor of Administrative Agent in the Collateral, are and shall remain in full force and effect and binding on such Credit Parties, and in the case of the Notes, the Credit Agreement and each of the other Loan Documents, as modified hereby, are enforceable against the Credit Parties in accordance with their respective terms and applicable law. Each Credit Party hereby grants to Administrative Agent (for the ratable benefit of the Lenders) liens and security interests in the Collateral and acknowledges, ratifies, and reaffirms all of the terms and provisions of the Loan Documents, as modified herein, which terms and provisions, as so modified, are incorporated by reference as of the date hereof as if set forth herein including, without limitation, all promises, agreements, warranties, representations, covenants, releases, and indemnifications contained in the Loan Documents, as modified hereby. Each Credit Party hereby acknowledges, ratifies and confirms the Loan Documents, as modified hereby, and all of its respective debts and obligations to Lenders thereunder.

12. Remedies Upon Termination Event. Upon the occurrence of a Termination Event, (a) the Forbearance Period shall terminate without further act or action by Administrative Agent or any Lender, and (b) Administrative Agent and Lenders shall be entitled immediately to accelerate the Obligations, to institute foreclosure proceedings against the Collateral and to exercise any and all of Administrative Agent’s and Lenders’ rights and remedies available to them under the Loan Documents and this Agreement, at law, in equity, or otherwise, without further notice, opportunity to cure, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to foreclose, notice of sale, notice of protest or other formalities of any kind, all of which are hereby expressly waived by each Credit Party.

13. Acknowledgment of Defaults. Borrower and each Guarantor specifically acknowledge the existence and continuation of the Specified Defaults.

14. Release and Covenant Not to Sue. BORROWER AND EACH GUARANTOR (THE “RELEASING PARTIES”) JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE ADMINISTRATIVE AGENT AND EACH LENDER AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, (COLLECTIVELY, THE “RELEASED PARTIES”), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, (a) FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT, AND (b) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION ARISING PRIOR TO THE DATE OF THIS AGREEMENT WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND

AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, WHETHER KNOWN OR UNKNOWN, AND WHETHER SUSPECTED OR UNSUSPECTED; BUT ONLY, WITH RESPECT TO EACH OF CLAUSES (a) AND (b) PRECEDING, TO THE EXTENT SUCH ACT, OMISSION OR CLAIM RELATES TO THE LOAN DOCUMENTS, THIS AGREEMENT AND THE TRANSACTIONS AND OBLIGATIONS ARISING THEREUNDER (COLLECTIVELY, THE “RELEASED CLAIMS”). THE RELEASING PARTIES FURTHER JOINTLY AND SEVERALLY AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, IN CONNECTION WITH THE LOAN DOCUMENTS, THIS AGREEMENT, OR THE TRANSACTIONS OR OBLIGATIONS ARISING THEREUNDER, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY JOINTLY AND SEVERALLY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL SUCH CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN DOCUMENTS AND THIS AGREEMENT ARISING PRIOR TO THE DATE OF THIS AGREEMENT. THIS SECTION 14 IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, THIS SECTION 14 SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL SURVIVE THE DELIVERY AND PAYMENT ON THE OBLIGATIONS, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

15. No Obligation of Lenders. Each Credit Party hereby acknowledges and understands that upon the expiration or termination of the Forbearance Period, if the Specified Defaults and any other Default or Event of Default occurring and continuing after the date hereof have not been cured, then Administrative Agent and Lenders shall have the right to proceed to exercise any or all available rights and remedies, which may include foreclosure on the Collateral and/or institution of legal proceedings. Lenders shall have no obligation whatsoever to waive any events of default or defaults, defer any payments, or further forbear from exercising their rights and remedies.

16. No Implied Waivers. No failure or delay on the part of Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

17. Indemnification. IN ADDITION TO, AND WITHOUT LIMITATION OF, ANY AND ALL INDEMNITIES PROVIDED IN THE LOAN DOCUMENTS, EACH CREDIT PARTY SHALL AND DOES HEREBY JOINTLY AND SEVERALLY INDEMNIFY AND HOLD ADMINISTRATIVE AGENT AND EACH LENDER AND THEIR RESPECTIVE EMPLOYEES, AGENTS, INDEPENDENT CONTRACTORS, ATTORNEYS, OFFICERS, AND DIRECTORS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, COSTS, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES, ARISING OUT OF OR FROM OR RELATED TO THE LOAN DOCUMENTS OR THIS AGREEMENT (COLLECTIVELY, “LOSSES”), EXCEPT TO THE EXTENT SUCH LOSSES RESULT FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR SUCH PERSON’S FAILURE TO COMPLY WITH ITS EXPRESS OBLIGATIONS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. IF ANY ACTION, SUIT, OR PROCEEDING IS BROUGHT AGAINST ADMINISTRATIVE AGENT OR ANY LENDER OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, INDEPENDENT CONTRACTORS, ATTORNEYS, OFFICERS, OR DIRECTORS WITH RESPECT TO WHICH SUCH PERSON IS ENTITLED TO INDEMNIFICATION HEREUNDER, CREDIT PARTIES SHALL, AT ADMINISTRATIVE AGENT’S REQUEST, DEFEND THE SAME AT CREDIT PARTIES’ SOLE COST AND EXPENSE. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, THIS SECTION 17 SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL SURVIVE THE DELIVERY AND PAYMENT ON THE OBLIGATIONS, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

18. Review and Construction of Documents. Credit Parties hereby acknowledge, and represent and warrant to Administrative Agent and each Lender, that (a) Credit Parties have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Agreement with their legal counsel, (b) Credit Parties have reviewed this Agreement and fully understand the effects thereof and all terms and provisions contained herein, (c) Credit Parties have executed this Agreement of their own free will and volition, and (d) this Agreement shall be construed as if jointly drafted by Credit Parties and Lenders. The recitals contained in this Agreement shall be construed to be part of the operative terms and provisions of this Agreement.

19. ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING LENDERS’ FORBEARANCE WITH RESPECT TO THEIR RIGHTS AND REMEDIES ARISING AS A RESULT OF THE SPECIFIED DEFAULTS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by Borrower, Guarantors, Administrative Agent and Required Lenders (subject to the limitations set forth in Section 17.12 of the Credit Agreement). The Notes, the Credit Agreement and the other Loan Documents, to the extent modified by this Agreement, continue to evidence the agreement of the parties with respect to the subject matter thereof.

20. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns, provided that none of Borrower nor Guarantors may assign any rights or obligations under this Agreement without the prior written consent of all Lenders.

21. Arms-Length/Good Faith. This Agreement has been negotiated at arms-length and in good faith by the parties hereto.

22. Governing Law/Venue. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and applicable laws of the United States of America.

23. Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

24. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

25. Counterparts. This Agreement may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument; provided, however, no party shall be bound by this Agreement until Borrower, Guarantors and Required Lenders have executed a counterpart hereof. Execution of this Agreement via facsimile shall be effective, and signatures received via facsimile shall be binding upon the parties hereto and shall be effective as originals.

26. Further Assurances. Borrower and each Guarantor agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably requested by Administrative Agent or any Lender as necessary or advisable to carry out the intents and purposes of this Agreement.

27. Consent by Guarantors. Each Guarantor, for value received and by its execution hereof, hereby assents to the execution and delivery of this Agreement and any other documents to be executed and delivered in connection with this Agreement, and to the performance by the Credit Parties of their respective agreements and obligations hereunder and thereunder.

28. Loan Document. This Agreement is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

29. WAIVER OF JURY TRIAL. EACH CREDIT PARTY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH CREDIT PARTY (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR ADMINISTRATIVE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR ADMINISTRATIVE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT ADMINISTRATIVE AGENT AND LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS FORBEARANCE AGREEMENT BY, AMONG OTHER THINGS, THE WAIVER AND CERTIFICATIONS CONTAINED HEREIN.

30. Tolling of Statutes of Limitation. The parties hereto agree that all applicable statutes of limitations with respect to the Loan Documents shall be tolled during the Forbearance Period.

31. Time of the Essence. Time is of the essence with respect to each aspect of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

[Signature Pages Follow]

BORROWER:

BUCA, INC., a Minnesota corporation

By:	/s/ Greg A. Gadel
Name:
Title:

GUARANTORS:

BUCA RESTAURANTS, INC., a Minnesota corporation

By:	/s/ Greg A. Gadel
Name:
Title:

BUCA RESTAURANTS 2, INC., a Minnesota corporation

By:	/s/ Greg A. Gadel
Name:
Title:

BUCA RESTAURANTS 3, INC., a Minnesota corporation

By:	/s/ Greg A. Gadel
Name:
Title:

[Signature Page]

BUCA INVESTMENTS, INC., a Minnesota corporation

By:	/s/ Greg A. Gadel
Name:
Title:

BUCA (KANSAS), INC., a Kansas corporation

By:	/s/ Greg A. Gadel
Name:
Title:

BUCA TEXAS RESTAURANTS, L.P., a Texas limited partnership

By:	BUCA Restaurants, Inc., its general partner

	By:	/s/ Greg A. Gadel
Name:
Title:

BUCA TEXAS BEVERAGE, INC., a Texas corporation

By:	/s/ John James Morrison
Name:
Title:

[Signature Page]

ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK, as Administrative Agent

By:	/s/ Brian P. Valenti
Name:	Brian P. Valenti
Title:	Vice President

LENDERS:

FLEET NATIONAL BANK

By:	/s/ Brian P. Valenti
Name:	Brian P. Valenti
Title:	Vice President

SUNTRUST BANK

By:	/s/ Samuel M. Ballesteros
Name:	Samuel M. Ballesteros
Title:	Director

WELLS FARGO BANK, N.A.

By:	/s/ Jeffrey H. Morsman
Name:	Jeffrey H. Morsman
Title:	AVP

[Signature Page]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Eric Hayes
Name:	Eric Hayes
Title:	Officer

[Signature Page]